UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2013

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2013, Wayne Lowell informed the Board of Directors (the “Board”) of Addus HomeCare Corporation (the “Corporation”) that he intends to resign his position as a director effective June 30, 2013. Mr. Lowell informed the Board that his other professional commitments preclude him from serving on the Board after June 30, 2013. In connection with his resignation, Mr. Lowell noted that he enjoyed working with the Company, the Board and the management team.

Dirk Allison, a member of the Board and the Audit Committee of the Board, has been appointed to replace Mr. Lowell as Chairman of the Audit Committee effective following the filing of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. The Company has begun its search for Mr. Lowell’s replacement on the Board and Audit Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2013, the Board adopted the First Amendment to the Amended and Restated Bylaws (the “Bylaws”) of the Corporation (the “Amendment”). The Amendment was intended to conform the provisions of the Corporation’s Bylaws regarding the time periods during which stockholders may submit proposals for stockholder action for an annual meeting of stockholders to the provisions regarding such time periods in Rule 14a-8 of Regulation 14A.

The Amendment provides that any proposal for stockholder action made by a stockholder for the Corporation’s annual meeting is required to be delivered to the Corporation’s secretary at the principal executive offices of the Corporation no later than one hundred and twenty (120) days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting of stockholders.

Prior to adopting the Amendment, any proposal for stockholder action made by a stockholder for the Corporation’s annual meeting was required to be delivered to the Corporation’s secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	First Amendment to Amended and Restated Bylaws of Addus HomeCare Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: April 30, 2013	By:	/s/ Dennis Meulemans
	Name:	Dennis Meulemans
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	First Amendment to Amended and Restated Bylaws of Addus HomeCare Corporation